UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2011

TRIG ACQUISITION 1, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54070	27-3120288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)
300 South Pine Island Road
Suite 305
Plantation, Florida 33324

(Address of principal executive offices) (Zip Code)

(954) 467-8170
Registrant’s telephone number, including area code:

GSP-1, INC.
 650 Sweet Bay Avenue
Plantation, Florida 33324

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01	Changes in Registrant’s Certifying Accountant.

On June 30, 2011, GSP-1, Inc. (“the Company”) dismissed Webb & Company, P.A. (“Webb”) as the Company’s independent registered public accounting firm. The Company has engaged Sherb & Co., LLP (“Sherb”) as its registered public accounting firm, effective June 30, 2011. The decision to change registered public accounting firms and the appointment of the new registered public accounting firm was made by the Company’s Board of Directors.

The reports of Webb on the financial statements of the Company as of and for the two most recent fiscal years did not contain any adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and through June 30, 2011, there were no disagreements with Webb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Webb, would have caused them to make reference thereto in their reports on the financial statements for such years. During the two most recent fiscal years and through June 30, 2011, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the June 30, 2011, the Company did not consult with Sherb with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Webb a copy of the foregoing disclosures and requested Webb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made therein. A copy of that letter dated July 5, 2011, furnished by Webb is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 30, 2011, the Company appointed AJ Cervantes as the Company’s Chief Executive Officer (“CEO”) and Director, effective July 1, 2011. Mr. Cervantes, 61, will perform the services and duties that are normally and customarily associated with the CEO position as well as other associated duties as the Board of Directors reasonably determines.

Mr. Cervantes has been Chairman and Chief Executive Officer of Trilogy Capital Group, Inc., a New York-based financial services group engaged in merchant banking and strategic advisory services, since 2002. His experience includes M&A, Business Development, Reverse Mergers, and reorganization of middle-market companies.  In the last several years, Mr. Cervantes has also devoted significant time to the development of opportunities in China. As both as a principal and a financial services professional, Mr. Cervantes facilitated a significant number of Reverse Mergers.  Prior to his work with Trilogy, throughout the 90s, Mr. Cervantes was engaged in the reorganization and recapitalization of distressed middle market companies serving as interim CEO for a number of public and private entities, facilitating Chapter 11’s, Chapter 7’s and out-of-court reorganizations. In the 1980s, Mr. Cervantes served as Chairman and CEO of Mediacom Industries, Inc., a publicly held company engaged in the finance, production and distribution of feature film and television productions.  Prior to Mediacom, he founded and served as CEO of the international independent music company Butterfly Records, distributed by MCA Records domestically and EMI Music internationally.  Butterfly was sold to Warner Music in the late 80s.  Mr. Cervantes graduated from Webster University in St. Louis, with a BA.

On June 30, 2011, the Company appointed Norman Kunin as the Company’s Chief Financial Officer (“CFO”), effective July 1, 2011. Mr. Kunin, 73, will perform the services and duties that are normally and customarily associated with the CFO position as well as other associated duties as our CEO reasonably determines.  Mr. Kunin is a highly skilled and knowledgeable financial executive. As CFO, Mr. Kunin brings TRIG a wealth of diversified accounting and financial management experience.

Mr. Kunin has been Chief Financial Officer of Trilogy Capital Partners, Inc. Concurrent with his activities with Trilogy, Mr. Kunin is also the principal of Kunin Business Consulting which he founded in 1998, a Los Angeles-area company providing consultancy services for a variety of private and publicly held companies. His services include financial forecasting, business planning, capital formation and service as interim Chief Financial Officer and/or financial executive.

Throughout the 1980s and 1990s, Mr. Kunin served as Chief Financial Officer for a number of publicly held companies in industries ranging from manufacturing and publishing, to direct marketing and health-related products and services. Mr. Kunin earned his Bachelor of Business degree with major in Accounting at New York's City College School of Business and is a member of the American Institute of Certified Public Accountants.

On June 30, 2011, the Company appointed Jon Gundlach as the Company’s Chief Operating Officer (“COO”) and Director, effective July 1, 2011. Mr. Gundlach, 42, will perform the services and duties that are normally and customarily associated with the COO position as well as other associated duties as our CEO reasonably determines.

Mr. Gundlach has been the Managing Director of Grandview Capital Inc. where he has been a consultant to private and public companies in the United States and international emerging growth markets for the past 10 plus years. Mr. Gundlach has facilitated all aspects of IPO's and APO's, but specializes in the internal operations and structural organization of his clients companies. Prior to his career in the financial consulting industry, he was the CEO and founder of a highly successful food manufacturing business where he supplied private label food products to U.S. and foreign grocery chains and wholesale food distribution centers. Mr. Gundlach also owns several patents related to the food safety and technology industry.

In the early 90’s he was Vice President of Operations for a 250,000 customer gourmet mail order company where he facilitated  working agreements between the USPS and common carrier systems for a unique distribution system spanning the continental U.S. including Canada, and Europe.  He has created over 50 different product lines for the commercial retail markets.  He attended Oglethorpe University, Harvard University, and Nova University where he received his B.B.A, and his MBA.

Mr. Cervantes, Mr. Kunin and Mr. Gundlach will not receive any salary from the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On July 6, 2011, the Company filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to change its name from “GSP-1, Inc.” to “Trig Acquisition 1, Inc.” The Amendment was effective as of 12:00 p.m. on July 6, 2011. A copy of the Amendment is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to the Certificate of Incorporation.
16.1	Letter from Webb & Company, P.A. to the Securities and Exchange Commission dated July 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSP-1, INC.

By:	/s/ Peter Goldstein
Peter Goldstein
President
Date: July 6, 2011